Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Reddit, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, as amended, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2025
/s/ Steven Huffman
Steven Huffman
Chief Executive Officer
(Principal Executive Officer)
Date: July 31, 2025
/s/ Andrew Vollero
Andrew Vollero
Chief Financial Officer
(Principal Financial Officer)